UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

KURA ONCOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the   Annual Meeting of Stockholders to be held on June 25, 2019, for Kura Oncology, Inc.   This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.We   encourage you to access and review all of the important information contained in the proxy materials before voting. To view the   proxy statement and annual report, go to www.proxydocs.com/KURA.To submit your proxy while visiting this site, you will need   the 12 digit control number in the box below.   Under United States Securities and Exchange  Commission rules, proxy materials do not have  to be delivered in paper. Proxy materials can  be distributed by making them available on the  Internet. We have chosen to use these procedures  for our 2019 Annual Meeting and need YOUR  participation.   If you want to receive a paper or e-mail copy of  the proxy materials, you must request one.There  is no charge to you for requesting a copy. In order  to receive a paper package in time for this year’s  annual meeting, please make this request on or  before June 15, 2019.    For a Convenient Way to VIEW Proxy Materials  _ and _  VOTE Online go to: www.proxydocs.com/KURA    Proxy Materials Available to View or Receive:   1. Proxy Statement 2. Annual Report  Printed materials may be requested by one of the following methods:    INTERNET  www.investorelections.com/KURA   TELEPHONE  (866) 648-8133  *E-MAIL  paper@investorelections.com   * If requesting material by e-mail, please send  You must use the 12 digit control number a blank e-mail with the 12 digit control number   (located below) in the subject line. No other  located in the shaded gray box below.   requests, instructions or other inquiries should be  included with your e-mail requesting material.    ACCOUNT NO.  SHARES    Company Notice of Annual Meeting   Date: Tuesday, June 25, 2019    Time: 8:30 A.M. (Pacific Time)  Place: Offices of Kura Oncology, Inc.   3033 Science Park Road, Suite 220  San Diego, California 92121   The purpose of the Annual Meeting is to take action on the following proposals:   The Board of Directors recommends that you vote “FOR” all nominees for director listed below.   1.  Election of two Class II Directors  Nominees  01 Robert E. Hoffman  02 Thomas Malley    The Board of Directors recommends that you vote “FOR” the following.   2.  Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending  December 31, 2019.